SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  September 27, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers.
          -----------------------------------

          On September 27, 2004 Citizens Communications Company announced the resignation of Leonard Tow as Director and Chairman of the Company's Board of Directors. Claire Tow, Mr. Tow's wife, is also resigning as Director of the Company. Both resignations are effective as of September 27, 2004. The Company expects to announce a new Chairman following its regularly scheduled September 30, 2004 Board meeting.

          A copy of the announcement is attached as an exhibit.

ITEM 8.01 Other Events
          ------------

          The information set forth under Item 5.02 "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (c)   Exhibits

                99.1 Press Release of Citizens Communications Company dated September 27, 2004.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------
                             Robert J. Larson
                             Senior Vice President and
                             Chief Accounting Officer

Date: September 27, 2004

                                                        Exhibit 99.1


                                                 Citizens Communications
                                                 3 High Ridge Park
                                                 Stamford, CT 06905
                                                 203.614.5600
                                                 Web site: www.czn.net
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE



Contact
Brigid Smith
Assistant Vice President,
Corporate Communications
203.614.5042
bsmith@czn.com



                    CITIZENS COMMUNICATIONS ANNOUNCES CHANGES
                              TO BOARD OF DIRECTORS

Stamford, Conn., Sept. 27, 2004 - Citizens Communications (NYSE: CZN) today announced that Leonard Tow has resigned as a Director and Chairman of the company's Board of Directors. Mr. Tow's intention to resign was announced on July 11, 2004. Claire Tow, Mr. Tow's wife, is also resigning as a Director of the company. Both resignations are effective as of Sept. 27, 2004.

Mr. Tow has been a member of Citizens' Board of Directors since 1989, and Mrs. Tow has been a member of the Board since 1993.

The company expects to announce a new Chairman following its regulary scheduled Sept. 30 Board meeting.

On Sept. 21, 2004, the company announced that effective Nov. 1, 2004, Maggie Wilderotter will become President and Chief Executive Officer of Citizens Communications.

More information about Citizens Communications may be found at www.czn.net.

                                       ###